TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA ASSET ALLOCATION FUNDS
and
TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP
TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS
Supplement dated May 21, 2009 to the Prospectuses dated May 1, 2009
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Transamerica Asset Allocation Funds
Transamerica Institutional Asset Allocation Funds (the “Funds”)
The following information supplements and replaces the first paragraph on page 68 of the prospectuses under the section entitled “Management – Investment Advisers”:
Christopher A. Staples, CFA, is a Senior Vice President and Chief Investment Officer at TAM. Mr. Staples is Lead Portfolio Manager of the Funds. Prior to joining TAM in 2004, Mr. Staples was an Assistant Vice President at Raymond James & Associates from 1999 to 2004.
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Transamerica Partners Stock Index
Transamerica Partners Institutional Stock Index (the “Funds”)
The following information supplements and replaces the information on page 68 of the prospectuses under the section entitled “Management – Investment Advisers – Stock Index Fund”:
TAM is the investment adviser of the Stock Index Fund, providing general supervision of the Fund’s investment in its underlying Portfolio, subject to policies set by the Trustees.
Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors (“BGFA”) was formed in October 1996 and is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”) (which, in turn, is a majority-owned subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. BGFA is located at 400 Howard Street, San Francisco, California 94105.
BGFA uses teams of portfolio managers, investment strategists and other investment specialists (the “Portfolio Management Teams”) to manage the underlying Portfolio to reflect, to the extent feasible, the investment characteristics of its respective benchmark index, and BGFA employs a combination of proprietary investment management systems and procedures to validate the consistent application of its investment methods. This team approach to portfolio management brings together many disciplines and leverages BGFA’s extensive resources. The five members of the Portfolio Management Team for the underlying Portfolio that have the most significant responsibility for the day-to-day management are listed below. The team members listed below act collaboratively with the other members of their Portfolio Management Teams on all aspects concerning the underlying Portfolio. Each member of each Portfolio Management Team, including the five below-listed members, is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her Portfolio Management Team with more limited responsibilities, but each member of each Portfolio

Management Team has appropriate limitations on his or her authority for risk management and compliance purposes.
The five members of the Portfolio Management Team for the S&P 500 Index Master Portfolio that have the most significant day-to-day management responsibility are: Diane Hsiung, Greg Savage, Edward Corallo, Christopher Bliss and Jennifer Hsui.
Diane Hsiung is an employee of BGFA and BGI and has been a member of the Portfolio Management Team for the S&P 500 Index Master Portfolio since January 2008. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006.
Greg Savage, CFA is an employee of BGFA and BGI and has been a member of the Portfolio Management Team for the S&P 500 Index Master Portfolio since January 2008. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006.
Edward Corallo is an employee of BGFA and BGI and has been a member of the Portfolio Management Team for the S&P 500 Index Master Portfolio since May 2009. Mr. Corallo has been the head of portfolio management in the Index Equity Group since 2007. Prior to that time, he was a senior portfolio manager for BGFA and BGI from 2001 to 2007.
Christopher Bliss, CFA is an employee of BGFA and BGI and has been a member of the Portfolio Management Team for the S&P 500 Index Master Portfolio since May 2009. Mr. Bliss has been a senior portfolio manager for BGI since 2005 and a portfolio manager for BGI from 2004 to 2005.
Jennifer Hsui, CFA is an employee of BGFA and BGI and has been a member of the Portfolio Management Team for the S&P 500 Index Master Portfolio since May 2009. Ms. Hsui has been a senior portfolio manager for BGI since 2007 and a portfolio manager for BGI from 2006 to 2007. Prior to joining BGI, Ms. Hsui was a research analyst for RBC Capital Markets from 2003 to 2006.
The Fund’s SAI provides additional information about the compensation of the above-listed members of the Portfolio Management Teams, other accounts they manage and their ownership of shares of the Funds that invest in the Master Portfolios for which they are members of the Portfolio Management Team.
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Investors should retain this Supplement for future reference.

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